Goldman 27th Annual Global Retailing Conference September 2020 Murphy USA Inc. 1

Cautionary statement This presentation contains forward-looking statements. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include, but are not limited to, the volatility and level of crude oil and gasoline prices, the pace and success of our expansion plan, our relationship with Walmart, political and regulatory uncertainty, uncontrollable natural hazards, and adverse market conditions or tax consequences, among other things. For further discussion of risk factors, see “Risk Factors” in the Murphy USA registration statement on our latest form 10-Q and 10-K. Murphy USA undertakes no duty to publicly update or revise any forward-looking statements. The Murphy USA financial information in this presentation is derived from the audited and unaudited consolidated financial statements of Murphy USA, Inc. for the years ended December 31, 2019, 2018, 2017, 2016, and 2015. Please reference our most recent 10-K, 10-Q, and 8-K filings for the latest information. If this presentation contains non-GAAP financial measures, we have provided a reconciliation of such non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP in the Appendix to this presentation. Christian Pikul, CFA Vice President of Investor Relations and FP&A Christian.pikul@murphyusa.com Murphy USA Inc. 2

Management Andrew Clyde, President and Chief Executive Officer • Appointed President and Chief Executive Officer of Murphy USA January 2013 • Leads the development and execution of our strategy for creating long-term shareholder value • Oversees corporate-wide strategic initiatives enabling Murphy USA’s growth, margin expansion and cost leadership • Spent 20 years at Booz & Company leading downstream and retail organizations on strategy, organization, and performance initiatives Mindy West, Executive VP of Fuels and Chief Financial Officer • Joined Murphy USA at spin; previously VP and Treasurer of Murphy Oil Corporation with 17 years of experience in Accounting, Planning, IR and Treasury roles • Oversees key resource allocation programs, including site builds, network re-investment and shareholder distributions • Leads corporate-wide strategic initiatives driving operational efficiencies and systems/processes enhancements Christian Pikul, Vice President of Investor Relations and FP&A • Joined Murphy USA in 2015 after a 20-year career in equity research and corporate finance • Leads the investor relations function and oversees corporate financial planning, budgeting and forecasting functions • Masters in Finance; Chartered Financial Analyst; IRC Murphy USA Inc. 3

Raising the bar on shareholder value proposition MUSA High and Low Closing Share Price with Annual Set the Bar Raise the Bar Average by Year Since Spin Spin to 2018 2019 to 2023 As of 8/31/2020 TSR: 14% CAGR TSR: 15+% CAGR $150 $143 2013 2018 2019 2023 $130 Adjusted $340 $412 $423 $500+ $121 EBITDA Shares $110 $112 Outstanding 46.8 32.3 30.5(1) 27.3(2) (MM) $89 $90 EV/EBITDA 6 9 10 10+ $90 Multiple(3) $79 $81 $73 $77 $81 $69 $70 $70 $74 (1) Reflects 2019 ending share count $67 (2) Illustrative view of 2023 if 5.0 mm shares repurchased $61 from 2019-2023; Repurchased 1.4 mm shares in 2020 $61 $63 High (3) High achieved at referenced year’s Adjusted EBITDA $50 $46 $50 $54 Avg $49 $41 Low $38 $30 $36 2013 2014 2015 2016 2017 2018 2019 2020 TSR 2013 2014 2015 2016 2017 2018 2019 2020 CAGR(4) 17% 15% 13% 14% 17% 21% 26% NA (4) Annual average to 2020 YTD average Murphy USA Inc. 4

Creating value through a simple formula – and executing MUSA Value Creation Drivers Strategy Levers Build/Rebuild • Build high-return 2,800 sq. ft. NTIs Organic in target markets Growth assets where • Convert high-performing kiosks to we have a 1,400 sq. ft. stores * right to win • Manage portfolio for long-term Fuel • Grow fuel volume/share profitably Contribution ‒ Price with Excellence + Increase ‒ Optimize supply chain productivity of • Accelerate merchandise sales EPS Growth Fuel existing stores ‒ Sustain tobacco leadership Breakeven to grow ‒ Enhance non-tobacco offers competitive and capabilities - advantage • Maintain cost leadership ‒ Extend Opex effectiveness Corporate ‒ Optimize and scale SG&A Costs / Continue capital • Grow free cash flow with earnings Shares allocation • Leverage balance sheet discipline to opportunistically Outstanding • Buyback shares with discipline grow company Murphy USA Inc. 5

Emerging from COVID-19 with positive comps and momentum

Proof Points		Q2 Actuals	July Actuals	August Estimates(*)	September R7 Estimates(*)
Fuel Strength	APSM Gallons	▼ 26.7%	▼ 12.8%	▼ 14.5%	▼ 7.9%
	Total Fuel Contribution ($)	▲ 93.9%	▲ 0.0%	▼ 12.0%	N/A
Merchandise Acceleration	APSM Tobacco Sales	▲ 15.4%	▲ 14.5%	▲ 6.8%	▲ 11.4%
	APSM Non-Tobacco Sales	▲ 13.3%	▲ 16.5%	▲ 8.5%	▲ 18.9%
	Total Merchandise Contribution ($)	▲ 12.3%	▲ 11.8%	▲ 3.7%	▲ 8.0%
Expense Control	APSM Site Operating Expense	▼ 1.4%	▲ 4.9%	N/A	N/A
	Total Operating Expense	▼ 9.4%	▼ 1.0%	N/A	N/A
Financial Metrics	Adjusted EBITDA (MM)	• $274	• $59	• $44	N/A
	Cash (MM)	• $404	• $394	• $450	N/A
	Diluted Earnings Per Share	• $5.73	• $1.05	• $0.68	N/A

* August and September y-o-y comparisons are impacted by multiple events: Labor day weekend 2019 fell primarily in August while Labor Day weekend 2020 fell solely in September; additionally, pre-buying activity from hurricane Dorian was in August 2019 results while August 2020 results reflect both pre-buying activity and subsequent demand loss from Hurricane Laura. Estimates based on available data through September 8. Financial and operating metrics represent actual QTD performance estimates and are not intended to represent Q3 guidance or changes to previously provided annual guidance metrics.

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Growing fuel volume/share profitably Retail Pricing Excellence Creating Customer Stickiness Through MDR . MDR Member Fuel Visits per Month • Provide consistent customer-value April 2019 – August 2020 proposition • Tailor playbooks by store 7% 11% 10% 10% 11% • Leverage data and technology 12% 13% 14% 13% 15% 13% 13% 14% 12% 13% 12% 13% 18% 21% 23% 23% 24% 24% 24% 25% 26% 25% 25% 25% Market and Competitive Dynamics. 24% 25% 26% 26% 25% 17% 17% 20% • Leverage continued price volatility 18% 20% 20% 18% 18% 18% 19% • Capture share from high-cost players 18% 19% 19% 19% 19% 19% 19% • Secure advantaged supply with growing “short” 58% 51% 47% 47% 46% 45% 44% 44% 42% 42% 42% 42% 43% 43% 45% 44% 43% Supply and Distribution. • Increase optionality through contracts • Optimize store-level supply costs 4/19 7/19 10/19 1/20 4/20 7/20 • Grow proprietary terminal throughput 6+ Visits 3-5 Visits 2 Visits 1 Visit Murphy USA Inc. 7

Leveraging long-standing partnerships to drive value Introducing Walmart+ How it works: Why it makes sense: • 5 CPG Fuel discount available to Walmart+ • 50% of Murphy USA customers are typically members at Murphy USA and Express sites traveling to or from Walmart in the same visit • The discount will be activated at the pump for • Estimated 6 out of 7 Walmart customers do convenient instant savings not currently shop at Murphy USA sites • Walmart+ is separate and distinct from the • Walmart+ provides exposure to a different Murphy Drive Rewards loyalty program segment of Walmart customers Murphy USA Inc. 8

Accelerating merchandise sales across categories Creating Value For Customers and Suppliers Tobacco: Growing Same-Store Units Across Product Lifecycle Through MDR • Maximize funding through enhanced Nicotine Product Examples MDR capabilities • Align growth objectives with partners New Products . Core Products Product Exits through innovative promotional strategies • Leverage category management and pricing expertise Sell through Purpose: Introduction Grow share discontinued & trial of market Non-tobacco: Renewed Focus on inventory Promotions and Execution Core cigarette, Example: Oral nicotine Flavored vapor smokeless, and • Re-invest in categories under pressure pods • Re-envision design of large formats cigar brands • Intensify focus on execution MDR Create Increase units sold Approach: awareness Efficiently Supply Chain: Investing in Efficiency per transaction and trial with distribute and at attractive larger captive retail limited items marketing ROI • Evaluate Core-Mark contract renewal audience • Maximize in-stock inventory and DSD service levels • Automate supply chain processes Murphy USA Inc. 9

Maintaining cost leadership with integrity Store Opex: Raising the Bar on Reducing Customer Friction and Creating Execution Despite Headwinds Operational Efficiencies Through MDR • Implement site and market specific performance plans • Maintain reputational integrity (e.g. age verification, safety, environmental) • Target new savings opportunities Margin (e.g. asset protection) enhancement • Continue to effectively navigate variable costs despite COVID-19 MDR Enabled Seamless SG&A: Scale Corporate Investments. customer Digital Coupons experience • Leverage investment in strategic capabilities (e.g. MDR, data analytics) • Sustain and prioritize high-table stakes capabilities (e.g. data security) • Gain scale and maintain agility with Reduced operational complexity high performing organization • Targeted investments in Food and Beverage capabilities Murphy USA Inc. 10

Building high performing new stores Building Bigger Stores Annual Square Footage Additions • Up to 30 NTI’s in 2020; 50 thereafter 2015/2016 82k sq. ft. • Primarily 2,800 sq. ft. stores Average from 70 stores • Doubling square footage with fewer 140k sq. ft. 2021e stores vs. WMT 200 program from 50 stores Opening Faster and More Efficiently 2,800 Format Days-to-Build • Reduced 22 NTI build days in 2019 2018 135 • Optimizing merchandise mix for -16% incremental returns 2019 113 • Ongoing efficiency analysis for labor and store Opex Accelerating Ramp-Up and Returns Initial 12-month Full Run Rate Performance Proforma • Fuel volumes up 45%, merchandise Fuel Volume +181 +80 261 288 sales up 19% in first 12 months K-gal, APSM • Proforma unlevered returns of 10%+ Merch Sales +83 +16 99 164 • Upside potential from core-store $K, APSM productivity initiatives 2017 2018/2019 (1) Full run-rate proforma after 3-year ramp period Murphy USA Inc. 11

Rebuilding kiosks into even higher performing small stores

Replacing High-performing Kiosks with 1,400 sq. ft. Walk-in Stores

- Expanded merchandise offer
- Enhanced customer experience
- Reduced network age

Premium Locations - High Returns

- Completed 86 sites through 2019
- Realized gains in all key metrics
- Unlevered IRR's of 15% to 35%

Portfolio Management

- Planned and preventative maintenance extend useful life
- Network planning opportunities with new in-field locations
- Few, but very limited, end of life exits (e.g. lease renewals on lower performing stores)




APSM Fuel Gallons
Pre-R&R(1) 336,076
Post-R&R(2) 389,334
+16%
APSM Merchandise Sales $
Pre-R&R(1) $165,141
Post-R&R(2) $213,232
+29%
APSM Merchandise Margin $
Pre-R&R(1) $24,187
Post-R&R(2) $28,907
+20%

(1) Pre-R&R period reflects LTM performance prior to store closing
(2) Post-R&R period reflects FYE19 performance for all sites with at least 6 full months of performance

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Creating optionality through high cash flow operations Cash Provided by Net Debt (MM) Operating Activities As of June 30, 2020 216 2015 298 Term Loan $238 337 Bonds: 2016 284 2017 5.625% 296 2019 4.750% 493 . 284 2017 321 Total Debt $1,027 399 (1) Less Cash (3) (404) 2018 346 Net Debt . $623 . Leverage Ratio(4): 1.4x 313 2019 362 Net Cash Provided by Operating Activities Adjusted Operating Cash Flow (2) (1) 2018 operating cash flow includes BP litigation settlement of approximately $50.4 million (2) Operating cash flows less non-cash w/c changes and one-time adjustments (3) Net debt is a non-GAAP financial measure that equals total debt less cash and cash equivalents (4) As reported to lenders per debt covenant requirements Note: All cash flows include changes in non-cash working capital Murphy USA Inc. 13

Allocating capital strategically Capital Allocation ($MM) Capital Allocation 2015 – 2019 2015 – 2019 $2,250 Retail Growth Capital $587 $1,088 $464 $480 37% $323 $382 $206 $338 48% $248 $167 $144 $1,162 $264 $274 $216 $194 $215 8% Share Retail Repurchases 7% 2015 2016 2017 2018 2019 5 -Year Total Maintenance Corporate Capital Capital NTI 73 67 45 26 17 228 R&R 1 10 21 27 27 86 Share Repurchases Capital Expenditures Murphy USA Inc. 14

Appendix Murphy USA Inc. 15

Updated 2020 guidance Updated 2020 2019 Guidance Range 2019 Actual Results Guidance Range Organic Growth New Stores 15-20 17 25-27 Raze and Rebuilds 20-25 27 28-30 Fuel Contribution Retail fuel volume per store (K gallons APSM) 240 to 245 248 217.5 to 222.5 Fuel Breakeven Merchandise contribution ($ Millions) $410 to $415 $419 $455 to $460 Retail station Opex excluding credit cards Flat to +2% +2.0% Up 1% to 3% (APSM % YOY change) Corporate Costs SG&A ($ Millions per year) $145 to $150 $145 $150 to $155 Effective Tax Rate 24% to 26% 24.0% 24% to 26% Capital Allocation Capital expenditures ($ Millions) $225 to $275 $215 $250 to $275 Note: Guidance updated as of Q2 earnings on July 21 16 Murphy USA Inc. 16

Non-GAAP adjusted EBITDA reconciliation Year Ended December 31, (Millions of dollars) 2013 2014 2015 2016 2017 2018 2019 2020 2Q 2020 July 2020 August Net Income $ 235.0 $ 243.9 $ 176.3 $ 221.5 $ 245.3 $ 213.6 $ 154.8 $ 168.9 $ 31.0 $ 19.9 Income taxes 100.1 116.4 80.7 130.5 (5.2) 60.3 47.6 54.1 9.9 6.4 Interest expense, net of interest income 13.4 36.4 31.4 39.1 45.4 51.4 51.7 12.8 4.2 4.1 Depreciation and amortization 74.1 79.1 86.6 98.6 116.9 134.0 152.2 39.5 13.8 13.2 EBITDA $ 422.6 $ 475.7 $ 375.0 $ 489.8 $ 402.4 $ 459.3 $ 406.3 $ 275.3 $ 58.9 $ 43.6 Net settlement proceeds - - - - - (50.4) (0.1) - - - Accretion of asset retirement obligations 1.1 1.2 1.5 1.7 1.8 2.0 2.1 0.5 - - (Gain) loss on sale of assets (6.0) (0.2) 4.7 (88.2) 3.9 1.1 (0.1) (1.3) 0.1 - Loss on early debt extinguishment - - - 14.8 - - - Other nonoperating (income) expense (0.2) (10.2) 0.5 (3.1) (2.2) (0.2) (0.4) (0.3) (0.2) - (Income) loss from discontinued operations, net (80.9) (20.9) (38.7) - - - - - - - Adjusted EBITDA $ 336.6 $ 445.7 $ 342.9 $ 400.1 $ 405.9 $ 411.8 $ 422.6 $ 274.2 $ 58.8 $ 43.6 Murphy USA Inc. 17

Non-GAAP adjusted Cash Flow Reconciliation Year Ended December 31, (Millions of dollars) 2015 2016 2017 2018 2019 Net Cash Provided by Operating Activities $ 233.7 $ 337.4 $ 283.6 $ 398.7 $ 313.3 Net Change in Noncash Operating Working Capital 46.6 (53.7) 37.0 (2.3) 48.7 Net Cash provided by Disc-Ops 17.9 One-Time Adjustment (BP Settlement) - - - (50.4) - Adjusted Operating Cash Flow $ 298.2 $ 283.7 $ 320.6 $ 346.0 $ 362.0 Murphy USA Inc. 18

Non-GAAP Adjusted EBITDA Reconciliation 2020 and 2023 – GAAP to non-GAAP Reconciliation (Millions of dollars) Calendar Year 2020 Calendar Year 2023 Net Income $162 $175 Income taxes $55 $59 Interest expense, net of interest income $51 $44 Depreciation and amortization $171 $221 Other operating and nonoperating, net $1 $1 Adjusted EBITDA $440 $500 For purposes of this reconciliation, the midpoint of a range for each reconciling item was used, and therefore actual results for each of these reconciling items is expected to be higher or lower than the amounts shown above. The size of the ranges varies based on the individual reconciling item and the assumptions made. Murphy USA Inc. 19